                                                                [EXECUTION COPY]

                                                                     EXHIBIT 4.2








                           PPL CAPITAL FUNDING, INC.,
                                     ISSUER

                                       AND

                                PPL CORPORATION,
                                    GUARANTOR


                                       TO


                            THE CHASE MANHATTAN BANK,
                                     TRUSTEE


                        -------------------------------

                        7.29% SUBORDINATED NOTES DUE 2006

                        -------------------------------


                          SUPPLEMENTAL INDENTURE NO. 1

                             DATED AS OF MAY 9, 2001


                   SUPPLEMENTAL TO THE SUBORDINATED INDENTURE

                             DATED AS OF MAY 9, 2001



              ESTABLISHING A SERIES OF SECURITIES DESIGNATED 7.29%
                SUBORDINATED NOTES LIMITED IN AGGREGATE PRINCIPAL
                             AMOUNT TO $592,783,506

               SUPPLEMENTAL INDENTURE NO. 1, dated as of May 9, 2001 among PPL CAPITAL FUNDING, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company" or the "Issuer"), PPL CORPORATION, a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania (herein called the "Guarantor"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as Trustee (herein called the "Trustee"), under the Subordinated Indenture dated as of May 9, 2001 (hereinafter called the "Original Indenture"), this Supplemental Indenture No. 1 being supplemental thereto. The Original Indenture and any and all indentures and instruments supplemental thereto are hereinafter sometimes collectively called the "Indenture."

                    RECITALS OF THE COMPANY AND THE GUARANTOR

               The Original Indenture was authorized, executed and delivered by the Company and the Guarantor to provide for the issuance by the Company from time to time of certain of its subordinated debt securities (the "Securities") (such term and all other capitalized terms used herein without definition having the meanings assigned to them in the Original Indenture), to be issued in one or more series as contemplated therein, and for the Guarantee by the Guarantor of the payment of the principal, premium, if any, and interest, if any, on such Securities.

               As contemplated by Sections 301 and 1201(f) of the Original Indenture, the Company wishes to establish a series of Securities to be designated "7.29% Subordinated Notes due 2006" to be limited in aggregate principal amount (except as contemplated in Section 301(b) of the Original Indenture) to $592,783,506, such series of Securities to be hereinafter sometimes called "Securities of Series No. 1."

               As contemplated by Section 201 and 1415 of the Original Indenture, the Guarantor wishes to establish the form and terms of the Guarantees to be endorsed on the Securities of Series No. 1. The Company and the Guarantor wish to issue the Securities of Series No. 1 to PPL Capital Funding Trust I (the "Trust") in exchange for the undivided preferred beneficial ownership interests in the Assets of the Trust (the "Preferred Securities") and common beneficial ownership interests in the assets of the Trust to be issued to the Guarantor ("Common Securities" together with the Preferred Securities, the "Trust Securities").

               The Company has duly authorized the execution and delivery of this Supplemental Indenture No. 1 to establish the Securities of Series No. 1 and has duly authorized the issuance of such Securities; the Guarantor has duly authorized the execution and delivery of this Supplemental Indenture No. 1 and has duly authorized its Guarantees of the Securities of Series No. 1; and all acts necessary to make this Supplemental Indenture No. 1 a valid agreement of the Company and the Guarantor, to make the Securities of Series No. 1 valid obligations of the Company, and to make the Guarantees valid obligations of the Guarantor, have been performed.

               NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE NO. 1 WITNESSETH:

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               For and in consideration of the premises and of the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities of Series No. 1, as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

              SECTION 1.     Unless the context otherwise requires:

              (A) a term not defined herein that is defined in the Original Indenture has the same meaning when used in this Supplemental Indenture No. 1;

              (B) a term defined anywhere in this Supplemental Indenture No. 1 has the same meaning throughout;

              (C) a reference to a Section or Article is to a Section or Article of this Supplemental Indenture No. 1;

              (D) the following terms have the meanings given to them in the Trust Agreement: (i) Common Trust Securities; (ii) Delaware Trustee;
       (iii) Liquidation Amount; (iv) Preferred Trust Securities; (v) Preferred Trust Securities Certificate; (vi) Property Trustee; (vii) Tax Event;
       (viii) Tax Event Redemption;

              (E) the following terms have the meanings given to them in the Purchase Contract Agreement: (i) Additional Remarketing (ii) Authorized Newspaper; (iii) Cash Settlement; (iv) Depositary; (v) Failed Final Remarketing; (vi) Final Remarketing; (vii) Final Remarketing Date; (viii) Global Certificate; (ix) Initial Remarketing Date; (x) PEPS Units; (xi) Purchase Contract; (xii) Purchase Contract Settlement Date; (xiii) Quotation Agent; (xiv) Redemption Amount; (xv) Redemption Price; (xvi) Reset Effective Date; (xvii) Remarketing Agent; (xviii) Remarketing Agreement; (xix) Remarketing Date; (xx) Reset Announcement Date; (xxi) Reset Rate; (xxii) Treasury PEPS Unit; (xxiii) Successful Initial Remarketing (xxiv) Treasury Portfolio; (xxv) Benchmark Treasury and
       (xxvi) Two-Year Benchmark Treasury;

              (F)    the following terms have the meanings given to them in this
       Section 1:


                      "Business Day" means any day other than a Saturday or
               Sunday or a day on which banking institutions in the city of New York, New York are authorized or required by law or executive order to remain closed or a day on which the principal corporate trust office of the Trustee or the Property Trustee is closed for business.

                      "Coupon Rate" has the meaning specified in Article Two
               Section 5(B).

                      "Direct Action" has the meaning specified in Article Five
               Section 2.



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                      "Global Subordinated Note" has the meaning specified in
               Article Two Section 4(A).

                      "Non Book-Entry Preferred Securities" has the meaning
               specified in Article Two Section 4(B).

                      "Purchase Contract Agreement" means the Purchase Contract
               Agreement dated as of May 9, 2001, between the Guarantor and The Chase Manhattan Bank, as Purchase Contract Agent.

                      "Remarketing" means the operation of the procedures for
               remarketing specified in Section 4.07 and Section 4.08 of the Trust Agreement and Sections 5.02 and 5.03 of the Purchase Contract Agreement.

                      "Remarketing Procedures" has the meaning set forth in the
               Remarketing Agreement.

                      "Trust Agreement" means the Amended and Restated Trust
               Agreement of the Trust, dated as of May 9, 2001, as amended and restated from time to time.

                                  ARTICLE TWO

                           FIRST SERIES OF SECURITIES

              SECTION 1. There is hereby created a series of Securities designated "7.29% Subordinated Notes due 2006" and limited in aggregate principal amount (except as contemplated in Section 301(b) of the Original Indenture) equal to $592,783,506. The Securities of Series No. 1 shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of the Original Indenture and this Supplemental Indenture No. 1 (including the form of Subordinated Note set forth as Exhibits A and B hereto). The Securities of Series No. 1 shall initially be issued in certificated form to the Trust (the "Initial Securities of Series No. 1") and shall be substantially in the Form of Exhibit B attached hereto. The terms of such Securities of Series No. 1 are herein incorporated by reference and are part of the Supplemental Indenture No. 1.

              SECTION 2. The Company hereby agrees that, if the Company shall make any deposit of money and/or Eligible Obligations with respect to any Securities of Series No. 1, or any portion of the principal amount thereof, as contemplated by Section 701 of the Indenture, the Company shall not deliver an Officer's Certificate described in clause (z) in the first paragraph of said Section 701 unless the Company shall also deliver to the Trustee, together with such Officer's Certificate, either:

              (A) an instrument wherein the Company, notwithstanding the satisfaction and discharge of its indebtedness in respect of such Securities, shall assume the obligation (which shall be absolute and unconditional) to irrevocably deposit with the Trustee or Paying Agent such additional sums of money, if any, or additional Eligible Obligations (meeting the requirements of Section 701), if any, or any combination thereof, at such time or times, as shall be necessary, together with the money and/or Eligible Obligations


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       theretofore so deposited, to pay when due the principal of and premium, if any, and interest due and to become due on such Securities or portions thereof, all in accordance with and subject to the provisions of said Section 701; provided, however, that such instrument may state that the obligation of the Company to make additional deposits as aforesaid shall be subject to the delivery to the Company by the Trustee of a notice asserting the deficiency accompanied by an opinion of an independent public accountant of nationally recognized standing, selected by the Trustee, showing the calculation thereof (which opinion shall be obtained at the expense of the Company); or

              (B) an Opinion of Counsel to the effect that the Holders of such Securities, or portions of the principal amount thereof, will not recognize income, gain or loss for United States federal income tax purposes as a result of the satisfaction and discharge of the Company's indebtedness in respect thereof and will be subject to United States federal income tax on the same amounts, at the same times and in the same manner as if such satisfaction and discharge had not been effected.

              SECTION 3. The entire principal amount of the Securities of Series No. 1 will mature and become due and payable together with any accrued and unpaid interest thereon, on May 18, 2006 (the "Maturity Date").

              SECTION 4. Upon a distribution of Trust Securities to holders in connection with the involuntary or voluntary liquidation and dissolution of the
Trust:

              (A) If the Trust Securities are held in book-entry form, the Initial Securities of Series No. 1 may be presented to the Trustee by the Property Trustee in exchange for a Global Security in the form of Exhibit A in an aggregate principal amount equal to all Outstanding Securities of Series No. 1 (a "Global Subordinated Note"). The Depositary for the Global Subordinated Note will be The Depository Trust Company. The Global Subordinated Note will be registered in the name of the Depositary or its nominee, Cede & Co., and delivered by the Trustee to the Depositary or a custodian appointed by the Depositary for crediting to the accounts of its participants pursuant to the instructions of the Property Trustee. The Company upon any such presentation shall execute a Global Subordinated Note in such aggregate principal amount and deliver the same to the Trustee for authentication and delivery in accordance with the Original Indenture and this Supplemental Indenture No. 1. Payments on the Securities of Series No. 1 issued as a Global Subordinated Note will be made to the Depositary or its nominee.

              (B) If any Trust Securities are held in non book-entry certificated form ("Non Book-Entry Trust Securities"), the Initial Securities of Series No. 1 may be presented to the Trustee by the Property Trustee, and such Non Book-Entry Trust Securities will be deemed to represent beneficial interests in Securities of Series No. 1 presented to the Trustee by the Property Trustee having an aggregate principal amount equal to the aggregate liquidation amount of the Non Book-Entry Trust Securities until the Trust Security Certificates representing such Non Book-Entry Trust Securities are presented to the Security Registrar for transfer or reissuance, at which time such Trust Security Certificates will be canceled and a Subordinated Note in the form of Exhibit B registered in the name of the holder of the Trust Security Certificate or the transferee of the holder



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       of such Trust Security Certificate, as the case may be, with an aggregate principal amount equal to the aggregate liquidation amount of the Trust Security Certificate canceled will be executed by the Company and delivered to the Trustee for authentication and delivery in accordance with the Original Indenture and this Supplemental Indenture No. 1. On issue of such Securities of Series No. 1, Securities of Series No. 1 with an equivalent aggregate principal amount that were presented by the Property Trustee to the Trustee will be deemed to have been canceled.

              SECTION 5. a) The Regular Record Dates for the payment of interest on the Securities of Series No. 1 on any Interest Payment Date, shall be (i) as long as the Securities of Series No. 1 are represented by a Global Subordinated Note or the Initial Securities of Series No. 1, the Business Day preceding each Interest Payment Date or (ii) if the Securities of Series No. 1 are issued pursuant to Section 4(B) above, the fifteenth day (whether or not a Business
Day) prior to each Interest Payment Date (as defined below).

              (A) Each Subordinated Note will bear interest initially at the rate of 7.29% per annum (the "Coupon Rate") from the original date of issuance through and including the day immediately preceding the Reset Effective Date or the Purchase Contract Settlement Date, as applicable, and at the Reset Rate thereafter until the principal thereof is paid or duly made available for payment and shall bear interest, to the extent permitted by law, compounded quarterly, on any overdue principal and premium, if any, and on any overdue installment of interest at the Coupon Rate through and including the day immediately preceding the Reset Effective Date and at the Reset Rate thereafter, payable quarterly in arrears on February 18, May 18, August 18 and November 18 of each year (each, an "Interest Payment Date") commencing on August 18, 2001, to the Person in whose name such Securities of Series No. 1, or any predecessor Subordinated Note, is registered at the close of business on the first day of the month in which the interest payment date falls for such interest installment. At the option of the Company the interest payment may be made by check. Original issue discount will accrue on the Subordinated Notes subject to contingent debt payment rules.

              (B) The interest rate on the Securities of Series No. 1 will be reset on the Initial Remarketing Date to the applicable Reset Rate (which Reset Rate will be effective on and after the Reset Effective Date). In the event of a Failed Final Remarketing, the interest rate on the Securities of Series No. 1 will be reset on the Final Remarketing Date to the applicable Reset Rate (which Reset Rate will be effective on and after the Purchase Contract Settlement
Date). On the applicable Reset Announcement Date, the applicable Reset Spread and the Two-Year Benchmark Treasury or Benchmark Treasury, as applicable, will be announced by the Guarantor, such announcement to be made by a customary method, as determined by the Guarantor. On the Business Day immediately following such Reset Announcement Date, the Holders of Securities of Series No. 1 will be notified of such Reset Spread and Two-Year Benchmark Treasury or Benchmark Treasury, as applicable, by the Guarantor. Such notice shall be sufficiently given to such Holders of Securities of Series No. 1 if published in an Authorized Newspaper.

              (C) In the case of (a) the first Initial Remarketing on the third Business Day prior to February 18, 2004 or the Final Remarketing, not later than seven calendar days nor more than 15 calendar days immediately preceding the applicable Reset Announcement Date, and in the case of (b) any Additional Remarketing, as soon as practical after the Company has been



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notified of an Additional Remarketing by the Remarketing Agent, the Guarantor
will request that the Depositary or its nominee (or any successor depositary or its nominee) notify the Holders of Securities of Series No. 1 of such Reset Announcement Date and, in the case of a Final Remarketing, the procedures to be followed by such holders of Securities of Series No. 1 wishing to settle the related Purchase Contracts with separate cash on the fourth Business Day immediately preceding the Purchase Contract Settlement Date.

              (D) The amount of interest payable on the Securities of Series No. 1 for any period will be computed (i) for any full quarterly period on the basis of a 360-day year of twelve 30-day months and (ii) for any period shorter than a full quarterly period, on the basis of a 30-day month and, for any period less than a month, on the basis of the actual number of days elapsed per 30-day month. In the event that any date on which interest is payable on the Securities of Series No. 1 is not a Business Day, then payment of the interest payable on such date will be made on the next day that is a Business Day (and without interest or other payment in respect of any such delay), except that, if such Business Day is in the next calendar year, then such payment will be made on the preceding Business Day.

              SECTION 6. If a Tax Event occurs and is continuing, the Company may, at its option and upon not less than 30 nor more than 60 days' notice to the Holders of the Securities of Series No. 1, redeem the Securities of Series No. 1 in whole (but not in part) within 90 days following the occurrence of such Tax Event, at a price equal to, for each Subordinated Note, the Redemption Price. The aggregate Redemption Price shall be paid prior to 12:00 noon, New York City time, on the date of redemption (the "Tax Event Redemption Date") or such earlier time as the Company determines, provided that the Company shall have deposited with the Trustee an amount sufficient to pay the aggregate Redemption Price by 10:00 a.m. on the Tax Event Redemption Date. Such redemption shall otherwise be in accordance with the provisions of Article IV of the Original Indenture.

              Except as provided in this Section 6, the Company will have no right to redeem the Securities of Series No. 1.

              The Securities of Series No. 1 will not be subject to a sinking fund provision.

              SECTION 7. So long as the Securities of Series No. 1 are held by the Trust, it shall be an Event of Default with respect to the Securities of Series No. 1 if the Trust shall have voluntarily or involuntarily dissolved, wound up its business or otherwise terminated its existence except in connection with (i) the distribution of the Securities of Series No. 1 held by the Trust to the holders of the Preferred Securities and Common Securities in liquidation of their interests in the Trust, (ii) the redemption of all of the outstanding Preferred Securities and Common Securities or (iii) a consolidation, conversion, amalgamation, merger or other transaction involving the Trust that is permitted under Section 3.15 of the Trust Agreement.

              SECTION 8. If the Securities of Series No. 1 are issued in certificated form, the Paying Agent and the Security Registrar for the Securities of Series No. 1 shall be the Property Trustee.

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              SECTION 9. The Place of Payment will be initially the principal corporate trust office of the Trustee which at the date hereof is located at 450 West 33rd Street, New York, New York 10001, Attention: Institutional Trust Services.

              SECTION 10. Agreed Tax Treatment. Each Security issued hereunder shall provide that each of the Company and, by its acceptance of a Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, such Security (i) intends that such Security constitutes indebtedness and agrees to treat such Security as indebtedness for United States federal, local and state tax purposes , (ii) agrees to treat such Security as indebtedness subject to Trea. Reg. Section 1.1275-4 (the "Contingent Debt Regulations") and to be bound by the Company's determination of the "comparable yield" and "projected payment schedule", within the meaning of the Contingent Debt Regulations, with respect to such Security. For purposes of the foregoing, the Company's determination of the "comparable yield" is 7.61% per annum, compounded quarterly, and the Company's determination of the "projected payment schedule" is $0.5012 for the period ending on August 18, 2001, $0.4556 for each quarter ending on or prior to the date that is three Business Days following a Successful Initial Remarketing and $0.4875 for each quarter ending after such date which includes the final interest payment. A Holder may also obtain the comparable yield and projected payment schedule by submitting a written request for it to the Company at the following address: Two North Ninth Street, Allentown, PA 18101.

                                 ARTICLE THREE

                                FORM OF GUARANTEE

              Guarantees to be endorsed on the Securities of Series No. 1 shall be in substantially the form set forth below:

                               [FORM OF GUARANTEE]

                     PPL Corporation, a corporation organized under the laws of the Commonwealth of Pennsylvania (the "Guarantor", which term includes any successor under the Indenture (the "Indenture") referred to in the Security upon which this Guarantee is endorsed), for value received, hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed, the due and punctual payment of the principal of, and premium, if any, and interest, if any, on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption, or otherwise, in accordance with the terms of such Security and of the Indenture. In case of the failure of PPL Capital Funding, Inc., a corporation organized under the laws of the State of Delaware (the "Company", which term includes any successor under the Indenture), punctually to make any such payment, the Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company.



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                      The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or the Indenture, any failure to enforce the provisions of such Security or the Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Security or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge or defense of a surety or guarantor; provided, however, that notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security, or increase the interest rate thereon, or change any redemption provisions thereof (including any change to increase any premium payable upon redemption thereof) or change the Stated Maturity thereof.

                      The Guarantor hereby waives the benefits of diligence, presentment, demand for payment, any requirement that the Trustee or the Holder of such Security exhaust any right or take any action against the Company or any other Person, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged in respect of such Security except by complete performance of the obligations contained in such Security and in this Guarantee. This Guarantee shall constitute a guaranty of payment and not of collection. The Guarantor hereby agrees that, in the event of a default in payment of principal, or premium, if any, or interest, if any, on such Security, whether at its Stated Maturity, by declaration of acceleration, call for redemption, or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in the Indenture, directly against the Guarantor to enforce this Guarantee without first proceeding against the Company.

                      The obligations of the Guarantor hereunder with respect to such Security shall be continuing and irrevocable until the date upon which the entire principal of, premium, if any, and interest, if any, on such Security has been, or has been deemed pursuant to the provisions of Article Seven of the Indenture to have been, paid in full or otherwise discharged.

                      The obligations evidenced by this Guarantee are, to the extent provided in the Indenture, subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture) of the Guarantor, and this Guarantee is issued subject to the provisions of the Indenture with respect thereto. Each Holder of a Security upon which this Guarantee is endorsed, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his attorney-in fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, hereby



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       waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such Holder upon said provisions.

                      The Guarantor shall be subrogated to all rights of the Holder of such Security upon which this Guarantee is endorsed against the Company in respect of any amounts paid by the Guarantor on account of such Security pursuant to the provisions of this Guarantee or the Indenture; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of, and premium, if any, and interest, if any, on all Securities issued under the Indenture shall have been paid in full.

                      This Guarantee shall remain in full force and effect and continue notwithstanding any petition filed by or against the Company for liquidation or reorganization, the Company becoming insolvent or making an assignment for the benefit of creditors or a receiver or trustee being appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or reinstated, as the case may be, if at any time payment of the Security upon which this Guarantee is endorsed, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Holder of such Security, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned on such Security, such Security shall, to the fullest extent permitted by law, be reinstated and deemed paid only by such amount paid and not so rescinded, reduced, restored or returned.

                      This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of the Security upon which this Guarantee is endorsed shall have been manually executed by or on behalf of the Trustee under the Indenture.

                      All terms used in this Guarantee which are defined in the Indenture shall have the meanings assigned to them in such Indenture.

                      This Guarantee shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of the State of New York.

                      IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed as of the date first written above.

                                                   PPL CORPORATION


                                                   By:




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                                  [END OF FORM]

                                  ARTICLE FOUR

                       PAYMENT OF TRUST COSTS AND EXPENSES

                     SECTION 1. In connection with the offering, issuance of Securities of Series No. 1 to the Trust in exchange for the Preferred Securities and Common Securities and subsequent sale of the Preferred Securities by the Company, the Company, as borrower, hereby covenants to
       (a) pay to the Trust, and reimburse the Trust for, the full amount of any costs, expenses or liabilities of the Trust (other than obligations of the Trust to pay the Holders of any Preferred Securities or Common Securities) including, without limitation, any taxes, duties or other governmental charges of whatever nature (other than withholding taxes) imposed on the Trust by the United States or any taxing authority; and
       (b) be primarily liable for any indemnification obligations arising with respect to the Trust Agreement. Such payment obligation includes any such costs, expenses or liabilities of the Trust that are required by applicable law to be satisfied in connection with a termination of the Trust. The obligations of the Company to pay all debts, obligations, costs and expenses of the Trust (other than with respect to amounts owing under the Common Securities and the Preferred Securities) shall survive the satisfaction and discharge of the Indenture and the Trust Agreement.



                                  ARTICLE FIVE

                      RIGHTS OF HOLDERS OF TRUST SECURITIES

                     SECTION 1. Notwithstanding Section 807 of the Indenture, if the Property Trustee fails to enforce its rights under the Securities of Series No. 1 after a holder of Trust Securities has made a written request, the holder of Trust Securities may, to the fullest extent permitted by law, institute a legal proceeding directly against the Company or the Guarantor to enforce the Property Trustee's rights under the Indenture without first instituting any legal proceeding against the Property Trustee or any other Person.

                     SECTION 2. Notwithstanding any other provision of the Indenture, for as long as any Trust Securities remain outstanding, to the fullest extent permitted by law, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay interest or principal on the Securities of Series No. 1 on the date such interest or principal is otherwise payable (or in the case of redemption, the redemption date), then a holder of Trust Securities may institute a proceeding directly against the Company or the Guarantor (a "Direct Action") to enforce payment to such holder of the principal or interest on Securities of Series No. 1 having an aggregate principal amount equal to the aggregate liquidation amount of the Trust Securities of such holder.

                     SECTION 3. The Company will have the right to set off against its obligations to the Trust, as Holder of the Securities of Series No. 1, any payment made to a holder of Trust Securities in connection with a Direct Action.

                     SECTION 4. So long as any Trust Securities remain outstanding, (i) no amendment to the Indenture shall be made that adversely affects the holders of the Trust Securities in any material respect, and no termination of the Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under the Indenture shall be effective, without the prior consent of the holders of at least a majority in Liquidation Amount (as defined in the Trust Agreement) then outstanding unless and until the principal of (and premium, if any, on) the Securities of Series No. 1 and all accrued and unpaid interest thereon have been paid in full, and (ii) no amendment shall be made to this Article Five of this Supplemental Indenture No. 1 that would impair the rights of the holders of the Trust Securities without the prior consent of the holders of each Trust Security then outstanding unless and until the principal of (and premium, if any, on) the Securities of Series No. 1 and all accrued and unpaid interest thereon have been paid in full.

                                 ARTICLE SIX

                                 REMARKETING

                     SECTION 1. Upon a distribution of the Securities of Series No. 1 upon the liquidation and dissolution of the Trust which occurs prior to the Remarketing of the Preferred Securities pursuant to the Trust Agreement, the Securities of Series No. 1 shall be Remarketed in accordance with the Remarketing Procedures of the Trust Agreement and the Purchase Contract Agreement where all references in the Remarketing Procedures to Preferred Securities shall be read as references to the Securities of Series No. 1, unless the context requires otherwise. Until such a distribution, or if such distribution occurs after the Remarketing of the Preferred Securities pursuant to the Trust Agreement, this Article Five will have no effect.

                                 ARTICLE SEVEN

                            ACCELERATION OF MATURITY

                     SECTION 1. Notwithstanding Section 802 of the Indenture, if an Event of Default with respect to the Securities of Series No. 1 specified in clauses (e) or (f) of Section 801 of the Indenture occurs and is continuing, the principal of the Securities of Series No. 1 shall become due and payable immediately, without any declaration, notice or other act on the part of the Trustee or any holder thereof.

                                 ARTICLE EIGHT

                            MISCELLANEOUS PROVISIONS

                     SECTION 1. This Supplemental Indenture No. 1 is a supplement to the Original Indenture. As supplemented by this Supplemental Indenture No. 1, the Indenture is in all respects ratified, approved and confirmed, and the Original Indenture and this Supplemental Indenture No. 1 shall together constitute one and the same instrument.

                     SECTION 2. The recitals contained in this Supplemental Indenture No. 1 shall be taken as the statements of the Company and the Guarantor, and the Trustee assumes no responsibility for their correctness and makes no representation as to the validity or sufficiency of this Supplemental Indenture No. 1.

                     SECTION 3. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 1 to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first written above.

                                   PPL CAPITAL FUNDING, INC.


                                   By:  /s/ James E. Abel
                                        -------------------------------
                                        Name:  James E. Abel
                                        Title: Treasurer


                                   PPL CORPORATION


                                   By:  /s/ James E. Abel
                                        -------------------------------
                                        Name:   James E. Abel
                                        Title:  Vice-President - Finance
                                                 and Treasurer


                                   THE CHASE MANHATTAN BANK,
                                   as Trustee


                                   By:  /s/ Annette M.  Marsula
                                        -------------------------------
                                        Name:  Annette M. Marsula
                                        Title: Vice President

                                                                       EXHIBIT A

                       [FORM OF FACE OF SUBORDINATED NOTE]



THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES HEREINAFTER DESCRIBED AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY NOMINEE TO A SUCCESSOR OF THE DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR.

REGISTERED                                                            REGISTERED


                            PPL CAPITAL FUNDING, INC.



                        7.29% SUBORDINATED NOTES DUE 2006



                                                                     $----------



               PPL CAPITAL FUNDING, INC., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ____________, or registered assigns, the principal sum of ________________ Dollars on May 18, 2006, and to pay interest on said principal sum from May 9, 2001, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on February 18, May 18, August 18 and November 18 of each year (an "Interest Payment Date") commencing August 18, 2001, initially at the rate of 7.29% per annum through and including the day immediately preceding the Reset Effective Date, and at the Reset Rate thereafter until the principal hereof shall have been paid or duly made available for payment and, to the extent permitted by law, to pay interest, compounded quarterly, on any overdue principal and premium, if any, and on any overdue installment of interest at the rate per annum of 7.29% through and including the day immediately preceding the Reset Effective Date, and at the Reset Rate thereafter until May 18, 2006. The amount of interest payable for any period will be computed (1) for any full quarterly period on the basis of a 360-day year of twelve 30-day months and (2) for any period shorter than a full quarterly period, on the basis of a 30-day month and, for any period less than a month, on the basis of the actual number of days elapsed per 30-day month. In the event that any date on which interest is payable is not a Business Day, then payment of the interest payable on such date will be made on the next day that is a Business Day (and without any interest or other payment in respect of such delay), except that, if such Business Day is in the next calendar year, then such payment will be made on the preceding Business Day. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, referred to on the reverse side hereof, be paid to the Holder in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the Regular Record Date for such interest installment, which, shall be the close of business on the Business Day preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee referred to on the reverse side hereof for the payment of such defaulted interest, notice whereof shall be given to the Holders of the Security not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

               Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee maintained for that purpose in such coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts. The Company may pay principal and interest by check payable in such money mailed to the Holder's registered address or by wire transfer to a dollar account designated by the Holder.

               This Security is, to the extent provided in the Indenture, unsecured and will rank in right of payment on a parity with all other unsecured and subordinated obligations of the Company.

               Unless the Certificate of Authentication hereon has been executed by or on behalf of the Trustee, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose. The provisions of this Security are continued on the reverse side hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

               IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                      PPL CAPITAL FUNDING, INC.

                                      By:
                                          ------------------------------------
                                      Name:
Dated:                                Title

                                      Attest:

                                      By:
                                          ------------------------------------
                                      Name:
                                      Title


                     (FORM OF CERTIFICATE OF AUTHENTICATION)

                          CERTIFICATE OF AUTHENTICATION

               This is one of the Securities of the series referred to in the within-mentioned Indenture.

                                      THE CHASE MANHATTAN BANK, as Trustee

                                      By:
                                          ------------------------------------
                                      Authorized Officer

                     (FORM OF REVERSE OF SUBORDINATED NOTE)

                            PPL CAPITAL FUNDING, INC.

                        7.29% SUBORDINATED NOTE DUE 2006





               This Subordinated Note is one of a duly authorized series of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under a Subordinated Indenture, dated as of May 9, 2001, as amended and supplemented (as amended and supplemented, the "Indenture"), between the Company, PPL Corporation, as guarantor (herein called the "Guarantor", which term includes any successor guarantor under the Indenture) and The Chase Manhattan Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $515,463,918 (or $592,783,506 if the over-allotment option referred to in the Indemnity Agreement is exercised in full).

               All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

               This Security is not subject to any sinking fund, nor may this Security be redeemed at the option of the Company prior to the Maturity Date except upon the occurrence of a Tax Event as described below.

               The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance by the Company with certain conditions set forth therein.

               If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

               If a Tax Event occurs and is continuing, the Company may, at its option and upon not less than 30 nor more than 60 days' notice to the Holders of the Securities, redeem the Securities in whole (but not in part) within 90 days following the occurrence of such Tax Event at the Redemption Price. The Redemption Price shall be paid prior to 12:00 noon, New York City time, on the Tax Event Redemption Date, by check or wire transfer in immediately available funds at such place and to such account as may be designated by each such Holder.

               If an Event of Default with respect to the Subordinated Notes shall occur and be continuing, the principal of the Subordinated Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

               The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities at the time of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series at the time, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

               No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

               This Security shall be exchangeable for Securities registered in the names of Persons other than the Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (x) the Depositary is at any time unwilling or unable to continue as Depositary for such series, (y) the Company executes and delivers to the Trustee a Company Order providing that this Security shall be so exchangeable or (z) there shall have occurred and be continuing an Event of Default with respect to the Securities of such series. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Depositary for such global Security shall direct.

               As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Security of the series of which this Security is a part is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and premium, if any, and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

               The Securities of the series of which this Security is a part are issuable only in registered form without coupons in denominations of $25 and in integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

               No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Security shall be governed by and construed in accordance with the laws of the State of New York.

               All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --as tenants in common                  UNIF GIFT MIN ACT -- _______Custodian________
                                                                     (Cust)           (Minor)

TEN ENT --as tenants by the entireties                      under Uniform Gifts to Minors
                                                           Act __________________________
                                                                       (State)

JT TEN -- as joint tenants with rights of survivorship and not as tenants in common

Additional abbreviations may also be used though not on the above list.

-------------------------------------------------------------------------------

FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto _________(please insert Social Security or other identifying number of assignee)

-------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE
OF ASSIGNEE


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


the within Security and all rights thereunder, hereby irrevocably constituting and appointing

-------------------------------------------------------------------------------

agent to transfer said Security on the books of the Corporation, with full power of substitution in the premises.

Dated:
                                                  ------------------------------

                                                  ------------------------------
                                                  NOTICE: The signature to
                                                  this assignment must
                                                  correspond with the name as
                                                  written upon the face of the
                                                  within instrument in every
                                                  particular without
                                                  alteration or enlargement,
                                                  or any change whatever.

                                                        Signature Guarantee:

                               SIGNATURE GUARANTEE

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                    [TO BE ATTACHED TO GLOBAL CERTIFICATES
                       AND PLEDGED SUBORDINATED NOTES]

                      SCHEDULE OF INCREASES OR DECREASES

       THE FOLLOWING INCREASES OR DECREASES IN THE [GLOBAL CERTIFICATE]
                 [PLEDGED SUBORDINATED NOTE] HAVE BEEN MADE:




------------------------------------------------------------------------------------------------
                          AMOUNT OF          AMOUNT OF      PRINCIPAL AMOUNT
                         DECREASE IN        INCREASE IN       OF 2006 NOTE
                      PRINCIPAL AMOUNT   PRINCIPAL AMOUNT   EVIDENCED BY THE
                        OF 2006 NOTE       OF 2006 NOTE          [GLOBAL
                      EVIDENCED BY THE   EVIDENCED BY THE     CERTIFICATE]
                           [GLOBAL            [GLOBAL           [PLEDGED         SIGNATURE OF
                        CERTIFICATE]       CERTIFICATE]     SUBORDINATE NOTE]     AUTHORIZED
                          [PLEDGED           [PLEDGED        FOLLOWING SUCH       OFFICER OF
                        SUBORDINATED       SUBORDINATED        DECREASE OR        TRUSTEE OR
        DATE                NOTE]              NOTE]            INCREASE        CUSTODIAL AGENT
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B
                     [FORM OF FACE OF SUBORDINATED NOTE]


REGISTERED                                                            REGISTERED


                          PPL CAPITAL FUNDING, INC.


                      7.29% SUBORDINATED NOTES DUE 2006



                                                                     $----------



               PPL CAPITAL FUNDING, INC., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________, or registered assigns, the principal sum of [-] Dollars on May 18, 2006, and to pay interest on said principal sum from May 9, 2001, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on February 18, May 18, August 18 and November 18 of each year (an "Interest Payment Date") commencing August 18, 2001, initially at the rate of 7.29% per annum through and including the day immediately preceding the Reset Effective Date, and at the Reset Rate thereafter until the principal hereof shall have been paid or duly made available for payment and, to the extent permitted by law, to pay interest, compounded quarterly, on any overdue principal and premium, if any, and on any overdue installment of interest at the rate per annum of 7.29% through and including the day immediately preceding the Reset Effective Date, and at the Reset Rate thereafter until May 18, 2006. The amount of interest payable for any period will be computed (1) for any full quarterly period on the basis of a 360-day year of twelve 30-day months and (2) for any period shorter than a full quarterly period, on the basis of a 30-day month and, for any period less than a month, on the basis of the actual number of days elapsed per 30-day month. In the event that any date on which interest is payable is not a Business Day, then payment of the interest payable on such date will be made on the next day that is a Business Day (and without any interest or other payment in respect of such delay), except that, if such Business Day is in the next calendar year, then such payment will be made on the preceding Business Day. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, referred to on the reverse side hereof, be paid to the Holder in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the Regular Record Date for such interest installment, which, shall be the close of business on the Business Day preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee referred to on the reverse side hereof for the payment of such defaulted interest, notice whereof shall be given to the Holders of the Security not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

               Payment of the principal of and premium, if any, and interest on this Security will be made at the office or agency of the Trustee maintained for that purpose in such coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts. The Company may pay principal and interest by check payable in such money mailed to the Holder's registered address or by wire transfer to a dollar account designated by the Holder.

               This Security is, to the extent provided in the Indenture, unsecured and will rank in right of payment on a parity with all other unsecured and subordinated obligations of the Company.

               Unless the Certificate of Authentication hereon has been executed by or on behalf of the Trustee, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose. The provisions of this Security are continued on the reverse side hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

               IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                      PPL CAPITAL FUNDING, INC.

                                      By:
                                          -------------------------------------
                                      Name:
Dated:                                Title

                                      Attest:

                                      By:
                                          -------------------------------------
                                      Name:
                                      Title



                     (FORM OF CERTIFICATE OF AUTHENTICATION)

                          CERTIFICATE OF AUTHENTICATION

               This is one of the Securities of the series referred to in the within-mentioned Indenture.

                                      THE CHASE MANHATTAN BANK, as Trustee

                                      By:
                                          ------------------------------------
                                      Authorized Officer

                     (FORM OF REVERSE OF SUBORDINATED NOTE)

                            PPL CAPITAL FUNDING, INC.

                        7.29% SUBORDINATED NOTE DUE 2006





               This Subordinated Note is one of a duly authorized series of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under a Subordinated Indenture, dated as of May 9, 2001, as amended and supplemented (as amended and supplemented, the "Indenture"), between the Company, PPL Corporation, as guarantor (herein called the "Guarantor", which term includes any successor guarantor under the Indenture) and The Chase Manhattan Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $515,463,918 (or $592,783,506 if the over-allotment option referred to in the Indemnity Agreement is exercised in full).

               All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

               This Security is not subject to any sinking fund, nor may this Security be redeemed at the option of the Company prior to the Maturity Date except upon the occurrence of a Tax Event as described below.

               The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance by the Company with certain conditions set forth therein.

               If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

               If a Tax Event occurs and is continuing, the Company may, at its option and upon not less than 30 nor more than 60 days' notice to the Holders of the Securities, redeem the Securities in whole (but not in part) within 90 days following the occurrence of such Tax Event at the Redemption Price. The Redemption Price shall be paid prior to 12:00 noon, New York City time, on the Tax Event Redemption Date, by check or wire transfer in immediately available funds at such place and to such account as may be designated by each such Holder.

               If an Event of Default with respect to the Subordinated Notes shall occur and be continuing, the principal of the Subordinated Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

               The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities at the time of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series at the time, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

               No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

               As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Security of the series of which this Security is a part is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and premium, if any, and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

               The Securities of the series of which this Security is a part are issuable only in registered form without coupons in denominations of $1,000 and in integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

               No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --as tenants in common                  UNIF GIFT MIN ACT -- _______Custodian________
                                                                     (Cust)           (Minor)

TEN ENT --as tenants by the entireties                      under Uniform Gifts to Minors
                                                           Act __________________________
                                                                       (State)

JT TEN -- as joint tenants with rights of survivorship and not as tenants in common


Additional abbreviations may also be used though not on the above list.

--------------------------------------------------------------------------------
FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto (please insert Social Security or other identifying number of assignee)


--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE
OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the within Security and all rights thereunder, hereby irrevocably constituting and appointing

--------------------------------------------------------------------------------

agent to transfer said Security on the books of the Corporation, with full power of substitution in the premises.

Dated:
                                                  ------------------------------

                                                  ------------------------------
                                                  NOTICE: The signature to this
                                                  assignment must correspond
                                                  with the name as written upon
                                                  the face of the within
                                                  instrument in every particular
                                                  without alteration or
                                                  enlargement, or any change
                                                  whatever.

                                                       Signature Guarantee:


                               SIGNATURE GUARANTEE

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES
                         AND PLEDGED SUBORDINATED NOTES]

                       SCHEDULE OF INCREASES OR DECREASES

        THE FOLLOWING INCREASES OR DECREASES IN THE [GLOBAL CERTIFICATE]
                  [PLEDGED SUBORDINATED NOTE] HAVE BEEN MADE:




                          AMOUNT OF          AMOUNT OF      PRINCIPAL AMOUNT
                         DECREASE IN        INCREASE IN       OF 2006 NOTE
                      PRINCIPAL AMOUNT   PRINCIPAL AMOUNT   EVIDENCED BY THE
                        OF 2006 NOTE       OF 2006 NOTE          [GLOBAL
                      EVIDENCED BY THE   EVIDENCED BY THE     CERTIFICATE]
                           [GLOBAL            [GLOBAL           [PLEDGED         SIGNATURE OF
                        CERTIFICATE]       CERTIFICATE]     SUBORDINATE NOTE]     AUTHORIZED
                          [PLEDGED           [PLEDGED        FOLLOWING SUCH       OFFICER OF
                        SUBORDINATED       SUBORDINATED        DECREASE OR        TRUSTEE OR
        DATE                NOTE]              NOTE]            INCREASE        CUSTODIAL AGENT
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